                                                                    EXHIBIT 99.2


                         SECOND FORBEARANCE AGREEMENT
                         ----------------------------

          This Second Forbearance Agreement ("Agreement"), effective as of January ____, 1999 by and among PHYSICIANS RESOURCE GROUP, INC. ("Borrower"). Each of those Affiliates of Borrower that have executed this Agreement (each a "Borrower Entity" and collectively the "Borrower Entities") and the "Agent" and the "Lenders" as such terms may be defined from time to time under that First Amended and Restated Loan Agreement dated as of November 28, 1997 among Borrower, NationsBank, N.A., as successor to NationsBank of Tennessee, N.A. ("Agent"), a national banking association as Agent, and various Lenders named therein, as such Loan Agreement is amended by that First Amendment to First Amended and Restated Loan Agreement, that Second Amendment to First Amended and Restated Loan Agreement and Third Amendment to First Amended and Restated Loan Agreement and as it may be further amended and/or restated from time to time (the "Loan Agreement") ("Lenders" and "Agent" are collectively referred to hereinafter as "Lender Parties"). Lucius E. Burch, III, David Meyer, M.D. and Robert Alpert ("Guarantors") have guaranteed repayment of the obligations owed to Lender Parties. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1. On December 23, 1998, the Borrower, the Borrower Entities, the Lender Parties, Mr. Burch and Dr. Meyer entered into a Forbearance Agreement ("First Forbearance"). Concurrent with the execution of the First Forbearance, Mr. Alpert guaranteed repayment of the obligations owed to Lender Parties.

          2. Borrower is currently indebted to Lender Parties pursuant to a Second Consolidated Amended and Restated Revolving Credit Note ("Note") in the original principal balance of $14,000,000 which was dated April 30, 1998, which has a current principal balance of $9,500,000.00. The Note is made pursuant to the provisions of the Loan Agreement. The Obligations owed by Borrower to Bank are secured by, among other things, the collateral described in that certain Security Agreement dated as of the 30th day of April, 1998 by and among the Borrower, the Borrower Entities and Lender Parties ("Security Agreement"). The Note, the Loan Agreement, the Security Agreement and all documents executed in connection therewith are referred to as the Loan Documents. Capitalized terms not defined herein shall have the meaning contained in the Loan Agreement.

          3.   The Note has matured and remains unpaid.

          4. The Lender Parties agree to forbear from exercising any rights and remedies available to them under the Loan Documents until the first to occur of the following ("Termination Date"): (a) February 28, 1999, or (b) the filing of a bankruptcy petition by or against Borrower.

          5. Borrower has indicated to Lender Parties that Borrower intends to sell substantially all of the assets of two Borrower Entities known as Inland Eye and Darr Eye. The sale is scheduled to close in the immediate future. Lender Parties consent to the sale and
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agree to release the liens in the assets of Inland Eye and Darr Eye that are being sold provided that Borrower satisfies each of the following conditions:
(a) the closing of the sale occurs prior to the Termination Date; (b) Lender Parties receive all net cash proceeds of the sale which shall be not less than $2,600,000.00; (c) a promissory note made payable by Dr. Tom S. Tooma with a principal balance of $400,000.00 shall be endorsed to the order of Lender Parties and pledged as additional collateral for the Note; (d) Lender parties shall receive a first perfected security interest in the 70% equity interest in two limited liability companies that will own the two ambulatory surgery centers; and (e) Borrower pays all costs and expenses of Lender Parties in connection with such closing.

     6. The Borrower, the Borrower Entities and the Guarantors acknowledge and agree that the Lender Parties are not obligated and do not agree to extend any other or future forbearances under the Loan Documents except as expressly set forth in this Agreement or as may hereafter be agreed upon pursuant to a written instrument executed by the Lender Parties and the Borrower. This Agreement shall not constitute a waiver by the Lender Parties of any default by the Borrower or the Borrower Entities under the Loan Documents. Except as expressly provided in this Agreement, the Lender Parties reserve all of their rights under the Loan Documents. No action or course of dealing on the part of the Lender Parties, their officers, employees, or agents, nor any failure or delay by the Lender Parties with respect to exercising any right, power, or privilege of the Lender Parties under the Loan Documents shall operate as a waiver thereof, except to the extent expressly provided herein.

     7. The Borrower, the Borrower Entities and the Guarantors on their own behalf and on behalf of their predecessors, successors and assigns (collectively, the "Releasing Parties"), hereby acknowledge and stipulate that as of the date of this Agreement, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against the Lender Parties or any of their officers, directors, employees, agents, attorneys, or representatives, or against any of their respective predecessors, successors, or assigns. Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Lender Parties and all of their officers, directors, employees, agents, attorneys and representatives, and all of their respective predecessors, successors, and assigns, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act from the beginning of time through the date of this Agreement.

     8. Upon execution of this Agreement, the Borrower agrees to pay Agent interest from December 22 to the date of this Agreement at the non-default rate, a forbearance fee of $20,000.00, and all reasonable out-of-pocket costs and expenses of the Lender Parties, including, legal fees, incurred in connection with the defaults under the Loan Documents or the negotiation, preparation, administration, or enforcement of, or the protection of the Lender Parties' rights under, this Agreement or any or all of the Loan Documents. The payment of the fees referenced in this Section 8 is a condition precedent to the effectiveness of Section 4 of this Agreement. Interest will accrue and be payable on the Note from the date of this Agreement through the

                                       2
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Termination Date at the non-default rate. Lender Parties agree to waive the late fee payable under the Note if the Note is paid in full prior to the Termination Date.

     9. The Borrower, the Borrower Entities and the Guarantors represent and state that they have carefully and completely read the terms of this Agreement, that they know the contents hereof, that they have complete information and have had the opportunity to obtain complete information material to the contents and terms hereof and the transactions contemplated hereby, that the terms of this Agreement are fully understood, have been negotiated at arms length and are voluntarily accepted, and that the Borrower, the Borrower Entities and the Guarantors have signed this Agreement of their own free will, act and deed and upon advice of competent counsel.

     10. Except as amended hereby, the Borrower, the Borrower Entities, and the Lender Parties ratify, affirm and restate the provisions of the Loan Documents effective the date hereof. The Guarantors ratify, affirm and restate the provisions of their respective guaranty agreements, as amended, effective the date hereof.

     11. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior written and oral agreements and understandings with respect to such subject matter. This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, successors and assigns.

     12. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same document. All signatures need not be on the same counterpart.

     13. The validity, construction and enforcement of this Agreement and all other documents executed with respect to the Loan Documents shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely in that state.

     14. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING

                                       3
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JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN
ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          i.   SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED IN NASHVILLE,
               -------------
TENNESSEE AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          ii.  RESERVATION OF RIGHTS.  NOTHING IN THIS ARBITRATION PROVISION
               ---------------------
SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

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

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                    BORROWER:

                    PHYSICIANS RESOURCE GROUP, INC.


                    By:  /s/ Michael W. Yeary
                         --------------------



                    BORROWER ENTITIES:

                    EACH OF THE ENTITIES NAMED BELOW

                         /s/ Michael W. Yeary
                    -----------------------------

                    By: Michael W. Yeary, in his capacity as Vice President of,
                        ----------------
                    and in behalf of, the following Grantors:

                    SOUTHERN TENNESSEE SURGERY CENTER, INC.
                    RIVERGATE SURGICAL CENTER, INC.
                    RIVERGATE ANESTHESIA, INC.
                    JOHNNY JUSTICE, INC.
                    EYECARE RESOURCE, INC.
                    THE EYEPA, INC.
                    EYECORP, INC.
                    PHYSICIANS RESOURCE GROUP REALTY, INC.
                    PRG REALTY II, INC.
                    G.C.R. INVESTORS
                    CENTRAL FLORIDA EYE SURGERY ASSOCIATES, INC.
                    PRG PAYROLL, INC.
                    PRG HOLDINGS, INC.
                    PHYSICIANS RESOURCE GROUP I, LTD.
                       By: PRG Investments, Inc., General Partner
                    PHYSICIANS RESOURCE GROUP INVESTMENTS, INC.
                    PRG SURGERY, INC.
                    AMERICAN OPHTHALMIC, INC.
                    AMERICAN OPHTHALMIC OF ALABAMA, INC.
                    AMERICAN OPHTHALMIC OF DOTHAN, INC.
                    AMERICAN OPHTHALMIC OF LAS VEGAS, INC.
                    AMERICAN OPHTHALMIC OF NEVADA, INC.
                    AMERICAN OPHTHALMIC OF RENO, INC.
                    AMERICAN OPHTHALMIC OF TEXAS, INC.
                    AMERICAN OPHTHALMIC OF SAN ANTONIO, INC.
                    AMERICAN OPHTHALMIC OF SOUTHEAST TEXAS, INC.
                    AMERICAN OPHTHALMIC OF TEMPLE, INC.
                    AMERICAN OPHTHALMIC OF CENTRAL FLORIDA, INC.

                    AMERICAN OPHTHALMIC OF CORAL GABLES, INC.
                    AMERICAN OPHTHALMIC OF TALLAHASSEE, INC.
                    CENTRAL FLORIDA EYE SURGERY ASSOCIATES, INC.
                    FORT LAUDERDALE EYE INSTITUTE, INC.
                    AOI NETWORK, INC.
                    GLENDALE EYE, INC.
                    AMERICAN SURGERY CENTERS OF ALABAMA, INC.
                    AMERICAN SURGERY CENTERS OF GLENDALE, INC.
                    AMERICAN SURGERY CENTERS OF SARASOTA, INC.
                    AMERICAN SURGERY CENTERS OF SOUTH FLORIDA,   INC.
                    AMERICAN SURGERY CENTERS OF CORAL GABLES, INC.
                    AMERICAN SURGERY CENTERS OF TALLAHASSEE, INC.
                    AMERICAN SURGERY CENTERS OF TALLAHASSEE, LTD.
                       By: American Surgery Centers of Tallahassee, Inc., General Partner
                    AMERICAN SURGERY CENTERS OF LAS VEGAS, INC.
                    AMERICAN SURGERY CENTERS OF SAN ANTONIO, INC.
                    AMERICAN SURGERY CENTERS OF TEMPLE, INC.
                    CENTRAL TEXAS DAY SURGERY, LTD.
                       By: American Surgery Centers of Temple, Inc., General Partner
                    PRG ARIZONA, INC.
                    PRG ARIZONA II, INC.
                    PRG ARKANSAS, INC.
                    PRG CALIFORNIA, INC.
                    PRG CALIFORNIA I, INC.
                    PRG CALIFORNIA II, INC.
                    PRG CALIFORNIA III, INC.
                    PRG CALIFORNIA IV, INC.
                    PRG CALIFORNIA VI, INC.
                    SUPERIOR EYE CARE, INC.
                    PRG FLORIDA , INC.
                    PRG FLORIDA I, INC.
                    PRG FLORIDA II, INC.
                    PRG FLORIDA III, INC.
                    PRG FLORIDA IV INC.
                    PRG FLORIDA V, INC.
                    PRG FLORIDA VI, INC.
                    PRG FLORIDA VII, INC.
                    PRG FLORIDA VIII, INC.
                    PRG FLORIDA IX, INC.
                    PRG FLORIDA X, INC.
                    PRG FLORIDA XI, INC.
                    PRG FLORIDA XII, INC.
                    MELBOURNE EYE ASSOCIATES, INC.
                    MELBOURNE EYE ASSOCIATES OF BREVARD, INC.
                    PRG FLORIDA XIII, INC.
                    PRG FLORIDA XIV, INC.
                    PRG GEORGIA, INC.
                    PRG ILLINOIS I, INC.

                    PRG ILLINOIS II, INC.
                    PRG ILLINOIS III, INC.
                    PRG ILLINOIS IV, INC.
                    PRG KENTUCKY, INC.
                    PRG KENTUCKY I, INC.
                    PRG LOUISIANA, INC.
                    PRG NEVADA, INC.
                    PRG NEVADA I, INC.
                    PRG NEVADA II, INC.
                    PRG NEVADA III, INC.
                    PRG NEVADA IV, INC.
                    PRG NEVADA CBO V, INC.
                    PRG NEW JERSEY, INC.
                    PRG NEW JERSEY II, INC.
                    PRG NEW YORK, INC.
                    PRG NORTH CAROLINA, INC.
                    PRG OHIO, INC.
                    PRG OHIO II, INC.
                    PRG OHIO III, INC.
                    PRG OHIO IV, INC.
                    PRG OHIO V, INC.
                    PRG OHIO VI, INC.
                    PRG OHIO, L.P.
                       By:  PRG Ohio IV, Inc., General Partner
                    PRG OKLAHOMA, INC.
                    PRG OKLAHOMA I, INC.
                    PRG PENNSYLVANIA, INC.
                    PRG SOUTH CAROLINA, INC.
                    PRG TENNESSEE, INC.
                    PRG TENNESSEE I, INC.
                    PRG TENNESSEE II, INC.
                    PRG TENNESSEE III, INC.
                    SUN VALLEY ACQUISITION CORPORATION
                    TEXAS PRG, INC.
                    TEXAS PRG I, INC.
                    TEXAS PRG II, INC.
                    TEXAS PRG III, INC.
                    TEXAS PRG IV, INC.
                    TEXAS PRG V, INC.
                    TEXAS PRG VI, INC.
                    TEXAS PRG VII, INC.
                    TEXAS PRG VIII, INC.
                    TEXAS PRG IX, INC.
                    TEXAS PRG X, INC.
                    TEXAS PRG XI, INC.
                    TEXAS PRG XII, INC.
                    TEXAS PRG XIII, INC.
                    TEXAS PRG XIV, INC.
                    TEXAS PRG XV, INC.
                    TEXAS PRG XVI, INC.
                    TEXAS PRG XVII, INC.

                    TEXAS PRG XVIII, INC.
                    TEXAS PRG XIX, INC.


                    Guarantors:

                    /s/ Lucius E. Burch, III
                    -------------------------
                    Lucius E. Burch, III


                    /s/ David Meyer, M.D.
                    -------------------------
                    David Meyer, M.D


                    /s/Robert Alpert
                    ------------------
                    Robert Alpert



                    AGENT AND LENDER:

                         NATIONSBANK, N.A., as successor to
                         NATIONSBANK OF TENNESSEE, N.A.,
                         a national banking association as a LENDER and as Agent


                         By:    /s/ Michael Newey
                                ---------------------------

                         Its:
                                ---------------------------

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